SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) September 12, 2002


                                   AGWAY INC.
                                   ----------
             (Exact name of registrant as specified in its charter)


Delaware                         2-22791                              15-0277720
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(State or other jurisdiction   (Commission                         (IRS Employer
  of incorporation)            File Number)                  Identification No.)


333 Butternut Drive, DeWitt, New York                                      13214
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(Address of principal executive offices)                              (Zip Code)



       Registrant's telephone number, including area code (315) 449-6436









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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

CHS Cooperatives and Agway Inc. announced yesterday that they have signed a definitive agreement under which the Harvest States Division of CHS will acquire Agway's Grandin, N.D.-based Sunflower business. A copy of the press release dated September 12, 2002 is attached as an exhibit to this filing and incorporated herein by reference.

































CAUTIONARY STATEMENT FOR PURPOSES OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Agway is including the following cautionary statement in this Form 8-K to make applicable and take advantage of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 for any forward-looking statement made by, or on behalf of, Agway. Where any such forward-looking statement includes a statement of the assumptions or basis underlying such forward-looking statement, Agway cautions that, while it believes such assumptions or basis to be reasonable and makes them in good faith, assumed facts or basis almost always vary from actual results, and the differences between assumed facts or basis and actual results can be material, depending upon the circumstances. Certain factors that could cause actual results to differ materially from those projected have been discussed herein and include the factors set forth below. Other factors that could cause actual results to differ materially include uncertainties of economic, competitive and market decisions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the control of Agway. Where, in any forward- looking statement, Agway, or its management, expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement of expectation or belief will result or be achieved or accomplished. The words "believe," "expect," and "anticipate" and similar expressions identify forward-looking statements.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits

The following is a complete list of exhibits filed as part of this report:

No.
--
99    Additional exhibits

      (a)  Press release dated September 12, 2002




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       AGWAY INC.
                                       (Registrant)


Date    September 13, 2002
     ------------------------
                                       By     /s/ PETER J. O'NEILL
                                           -------------------------------------
                                                 Peter J. O'Neill
                                              Senior Vice President
                                                Finance & Control
                                         (Principal Financial Officer and
                                             Chief Accounting Officer)














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                                                                        Contact:
                                          Lisa Graham-Peterson, CHS Cooperatives
                                                         800-232-3639, ext. 4523
                                                        Steve Hoefer, Agway Inc.
                                                                  (315) 449-6474

FOR IMMEDIATE RELEASE


                   CHS COOPERATIVES TO ACQUIRE AGWAY SUNFLOWER


MINNEAPOLIS, MN and SYRACUSE, NY (September 12, 2002) - CHS Cooperatives and Agway Inc. today announced that they have signed a definitive agreement under which the Harvest States Division of CHS will acquire Agway's Grandin, N.D.-based Sunflower business. The transaction is expected to close next week. Terms of the agreement were not disclosed.
         "We are very pleased to have Agway Sunflower become part of Harvest States," said Mark Palmquist, executive vice president and chief operating officer, Harvest States Division of CHS Cooperatives. "The employees and producers of the Grandin operation have already made it an industry leader. We're proud to bring this business into our cooperative and excited about the contribution it will make toward our vision of building a world-class, grain-based foods organization."
         "We believe that this transaction has positive implications for the employees, customers and growers of Agway Sunflower," said Roy Lubetkin, President, Agway Country Products Group. "For Agway, this transaction allows us to realize considerable value for our Cooperative."
         Agway Sunflower (www.agwaysunflower.com) is the largest  U.S. processor
                          ----------------------
and a worldwide distributor of sunflower kernel and in-shell for use as baking ingredients and snacks. It is also a major supplier of wild bird food, hulled millet and confection sunflower hybrids. Agway Inc. (www.agway.com),
                                                                 -------------
headquartered in Syracuse, N.Y., is an agricultural cooperative owned by 69,000 Northeast farmer-members.
         Harvest States(R) (www.harveststates.com) represents the grains and foods division of CHS Cooperatives (www.CHSco-ops.com) a producer-to-consumer
                                     -----------------
cooperative system owned by farmers, ranchers and their local co-ops from the Great Lakes to the Pacific Northwest and from the Canadian border to Texas. This fully integrated agricultural foods cooperative provides a wide variety of products and services ranging from grain marketing to food processing to meet the needs of customers around the world.
     Fleet M&A Advisors, a division of Fleet Securities, Inc., acted as exclusive financial advisor to Agway, Inc. in connection with this transaction.
                                      -30-


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